Reaves Utility Income Fund Announces Rights Offering

Press Release

For Immediate Release

For Information Contact:
Reaves Utility Income Fund (the “Fund”)
1-800-644-5571
www.utilityincomefund.com

DENVER, August 10, 2017 -- The Board of Trustees of Reaves Utility Income Fund (NYSE MKT: UTG) has authorized and set the terms of an offering to the Fund’s shareholders of rights to purchase additional common shares of the Fund.

The Fund is issuing transferable subscription rights (“Rights”) to its common shareholders of record as of August 30, 2017 (the “Record Date” and such shareholders, “Record Date Shareholders”) who will be allowed to subscribe for new common shares of the Fund (the “Primary Subscription”). Record Date Shareholders will receive one Right for each common share held on the Record Date. For every three Rights held, a holder of Rights may buy one new common share of the Fund. Record Date Shareholders who exercise their Rights will not be entitled to dividends payable during September 2017 on shares issued in connection with the Rights Offering.

Record Date Shareholders who fully exercise all Rights initially issued to them in the Primary Subscription will be entitled to buy those common shares that are not purchased by other Record Date Shareholders. In addition, the Fund, in its sole discretion, may elect to issue additional common shares in an amount of up to 25% of the common shares issued in the Primary Subscription.

The subscription price per common share will be determined based upon a formula equal to 95% of the reported net asset value or market price per common share, whichever is lower on the Expiration Date (as defined below). Market price per common share will be determined based on the average of the last reported sales price of a common share on the NYSE MKT for the five trading days preceding the Expiration Date.

The rights offering is subject to the effectiveness of the Fund’s Registration Statement currently on file with the Securities and Exchange Commission (the “SEC”) and will be made only by means of a prospectus. The Fund anticipates that the offering will expire on or about October 4, 2017 (the “Expiration Date”).

A final Registration Statement relating to the securities has not been made with the SEC as of the date of this release. These securities may not be sold nor may offers to purchase be accepted prior to the time the Registration Statement becomes effective with the SEC.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy. Investors should read the prospectus, when available, and consider the investment objective, risks, fees and expenses of the Fund carefully before investing.

The Reaves Utility Income Fund

The investment objective of the Fund is to provide a high level of income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. There were approximately $1.5 billion of total assets under management and 33 million common shares outstanding as of June 1, 2017.

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semi-annual report which contains this and other information, visit www.utilityincomefund.com or call 1-800-644-5571. Read them carefully before investing.

The Reaves Utility Income Fund is a closed-end fund and closed-end funds do not continuously issue shares for sale as open-end mutual funds do. Since the initial public offering, the Fund now trades in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market’s value.

ALPS Portfolio Solutions Distributor, Inc., FINRA Member.